LIQUIDITY AND GOING CONCERN CONSIDERATIONS	12 Months Ended
Sep. 30, 2025
Organization, Consolidation and Presentation of Financial Statements [Abstract]
LIQUIDITY AND GOING CONCERN CONSIDERATIONS

2. LIQUIDITY AND GOING CONCERN CONSIDERATIONS

The financial statements have been prepared assuming that the Company will continue as a going concern. The Company has considered whether there is a substantial doubt about its ability to continue as a going concern in accordance with Accounting Standards Update (“ASU”) 2014-15, Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern (Subtopic 205-40).

For the fiscal year ended September 30, 2025, the Company had net loss of ¥626.3 million and negative cash flow from operating activities of ¥544.0 million. The Company’s cash and cash equivalents of ¥534.9 million and working capital of ¥527.4 million as of September 30, 2025. In view of these circumstances and accumulated losses to date, management believes that substantial doubt about its ability to continue as a going concern is raised.

In order to alleviate the substantial doubt, management has commenced a strategy to obtain debt and equity financings. However, there can be no certainty that these additional financings will be available on acceptable terms or at all. If management is unable to execute this plan, there would likely be a material adverse effect on the Company’s business. The financial statements have been prepared on a going concern basis and do not include any adjustments that might result from the outcome of this uncertainty.